UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES
PURSUANT TO SECTION 12(B) OR (G) OF THE SECURITIES EXCHANGE ACT OF 1934

Trident Acquisitions, Inc.
(Exact Name of Small Business Issuer in its Charter)

Commission file number 000-_____

Nevada	80-0655705
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

60 Yacht Club Drive, Lake Hopatcong	NJ 07849
(Address of Principal Executive Offices)	(Zip Code)

William Wilson
PO Box 869
60 Yacht Club Drive
Lake Hopatcong, NJ  07849
Telephone: (   )-   -
(Registrant's telephone number, including area code)

Securities to be Registered Under Section 12(b) of the Act:
None

Securities to be Registered Under Section 12(g) of the Act:

COMMON STOCK, PAR VALUE $0.0001
(Title of Class)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective September 18, 2011 (Eastern Time 9PM), the following individuals resigned as directors of the Company:

On September 18, 2011, Anthony Ferrentino, a director, Secretary and Treasurer of the Company has resigned all positions as an officer and director of the Company.  The resignation is effective as of September 18, 2011.  No disagreement existed between the Company and Mr. Ferrentino.

On September 18, 2011, Carmine DeMartinis, a director, resigned his position as a director of the Company.  The resignation is effective as of September 18, 2011.  No disagreement existed between the Company and Mr. DeMartinis.

2

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Deca Investments, Inc.

Date: September 20, 2011	By:	/s/ William Wilson
Name: William Wilson
Title: President, Secretary, Treasurer and Director

3